UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 28, 2020

    AEI INCOME & GROWTH FUND XXII LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

State of Minnesota	000-24003	41-1848181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 East 7th Street, Suite 1300, St. Paul, Minnesota, 55101
(Address of Principal Executive Offices)

(651) 227-7333
(Registrant's telephone number, including area code)

___________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange
Act of 1934 (§240.12b-2 of this chapter).
                                                                                             Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 28, 2020, the Partnership sold its 34% interest in a PetSmart store in Galveston, Texas to DBB Holdings, Inc., an unrelated third party.  The Partnership received net cash proceeds of approximately $935,300 for the property, which resulted in a net gain of approximately $325,600.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – Not Applicable.

(b) Pro forma financial information – A limited number of pro forma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement.  The following narrative description is furnished in lieu of pro forma statements.  Assuming the Partnership had sold the property on January 1, 2019:

The Partnership’s Investments in Real Estate would have been reduced by $654,616 and its Current Assets (cash) would have increased by $935,300 and Partners’ Capital would have increased by $280,684.

For the year ended December 31, 2019, Income from Operations would have decreased $30,613, representing a decrease in rental income of $67,746, a decrease in depreciation and amortization expense of $31,648 and a decrease in property management expenses of $5,485.  For the three months ended March 31, 2020, Income from Operations would have decreased $7,628, representing a decrease in rental income of $16,936, a decrease in depreciation and amortization expense of $7,912 and a decrease in property management expenses of $1,396.

The net effect of these pro forma adjustments would have caused Net Income to decrease from $1,750,601 to $1,719,988 and from $26,847 to $19,219, which would have resulted in Net Income of $126.38 and $1.47 per Limited Partnership Unit outstanding for the year ended December 31, 2019 and the three months ended March 31, 2020, respectively.

(c) Shell company transactions – Not Applicable.

(d) Exhibits – not required. The property sold represents less than 15% of the total assets of the Partnership as of July 28, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEI Income & Growth Fund XXII
Limited Partnership

	By:	AEI Fund Management XXI, Inc.
	Its:	Managing General Partner

Date: July 31, 2020	By:	/s/ KEITH E PETERSEN
Keith E. Petersen
Chief Financial Officer